UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-5565

DWS Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Gold & Precious Metals Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

16 Portfolio Summary

17 Consolidated Investment Portfolio

20 Consolidated Financial Statements

24 Consolidated Financial Highlights

29 Notes to Consolidated Financial Statements

38 Summary of Management Fee Evaluation by Independent Fee Consultant

43 Summary of Administrative Fee Evaluation by Independent Fee Consultant

44 Account Management Resources

45 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Because the fund concentrates its investments in securities related to gold and other precious metals, market price movements, regulatory changes and economic conditions as well as adverse political and financial factors will have a significant impact on the fund's performance. Investments in foreign securities markets are subject to additional risks including currency fluctuations, greater price volatility and less liquidity than US markets. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.40%, 2.15%, 2.12% and 1.03% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Consolidated Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and the 1-year and the Life of Class for Institutional shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception June 25, 2001 are derived from the historical performance of Class S shares of DWS Gold & Precious Metals Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	52.82%	-32.20%	-6.61%	8.41%	14.43%
Class B	52.30%	-32.70%	-7.30%	7.61%	13.54%
Class C	52.30%	-32.69%	-7.28%	7.64%	13.57%
S&P 500® Index+	-8.53%	-35.31%	-10.76%	-2.70%	-2.48%
S&P®/Citigroup Gold & Precious Metals Index++	53.66%	-31.64%	-8.16%	10.01%	11.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/09
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	Life of Class*
Institutional Class	53.08%	-31.96%	-40.55%
S&P 500 Index+	-8.53%	-35.31%	-28.56%
S&P/Citigroup Gold & Precious Metals Index++	53.66%	-31.64%	-38.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 13.76	$ 13.50	$ 13.47	$ 13.83
10/31/08	$ 9.42	$ 9.28	$ 9.26	$ 9.45
Distribution Information: Six Months as of 4/30/09: Capital Gain Distributions	$ .57	$ .57	$ .57	$ .57
Class A Lipper Rankings — Gold Oriented Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	52	of	67	77
3-Year	39	of	52	74
5-Year	40	of	48	82

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Gold & Precious Metals Fund — Class A [] S&P 500 Index+ [] S&P/Citigroup Gold & Precious Metals Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,390	$7,676	$14,110	$36,293
	Average annual total return	-36.10%	-8.44%	7.13%	13.76%
Class B	Growth of $10,000	$6,536	$7,859	$14,345	$35,614
	Average annual total return	-34.64%	-7.72%	7.48%	13.54%
Class C	Growth of $10,000	$6,731	$7,971	$14,450	$35,702
	Average annual total return	-32.69%	-7.28%	7.64%	13.57%
S&P 500 Index+	Growth of $10,000	$6,469	$7,106	$8,721	$7,779
	Average annual total return	-35.31%	-10.76%	-2.70%	-2.48%
S&P/Citigroup Gold & Precious Metals Index++	Growth of $10,000	$6,836	$7,747	$16,114	$28,706
	Average annual total return	-31.64%	-8.16%	10.01%	11.12%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Gold & Precious Metals Fund — Institutional Class [] S&P 500 Index+ [] S&P/Citigroup Gold & Precious Metals Index++

Comparative Results as of 4/30/09
DWS Gold & Precious Metals Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$680,400	$547,600
	Average annual total return	-31.96%	-40.55%
S&P 500 Index+	Growth of $1,000,000	$646,900	$675,400
	Average annual total return	-35.31%	-28.56%
S&P/Citigroup Gold & Precious Metals Index++	Growth of $1,000,000	$683,600	$566,400
	Average annual total return	-31.64%	-38.58%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 1.17% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Consolidated Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Gold & Precious Metals Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	53.03%	-32.03%	-6.37%	8.71%	14.70%
S&P 500 Index+	-8.53%	-35.31%	-10.76%	-2.70%	-2.48%
S&P/Citigroup Gold & Precious Metals Index++	53.66%	-31.64%	-8.16%	10.01%	11.12%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 13.81
10/31/08	$ 9.44
Distribution Information: Six Months as of 4/30/09: Capital Gain Distributions	$ .57
Class S Lipper Rankings — Gold Oriented Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	51	of	67	75
3-Year	38	of	52	72
5-Year	39	of	48	80
10-Year	8	of	29	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Gold & Precious Metals Fund — Class S [] S&P 500 Index+ [] S&P/Citigroup Gold & Precious Metals Index++

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS Gold & Precious Metals Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$6,797	$8,208	$15,183	$39,400
	Average annual total return	-32.03%	-6.37%	8.71%	14.70%
S&P 500 Index+	Growth of $10,000	$6,469	$7,106	$8,721	$7,779
	Average annual total return	-35.31%	-10.76%	-2.70%	-2.48%
S&P/Citigroup Gold & Precious Metals Index++	Growth of $10,000	$6,836	$7,747	$16,114	$28,706
	Average annual total return	-31.64%	-8.16%	10.01%	11.12%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,528.20	$ 1,523.00	$ 1,523.00	$ 1,530.30	$ 1,530.80
Expenses Paid per $1,000*	$ 9.03	$ 13.70	$ 13.70	$ 7.47	$ 7.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,017.65	$ 1,013.93	$ 1,013.93	$ 1,018.89	$ 1,019.24
Expenses Paid per $1,000*	$ 7.20	$ 10.94	$ 10.94	$ 5.96	$ 5.61
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Gold & Precious Metals Fund	1.44%	2.19%	2.19%	1.19%	1.12%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment, fund performance and their strategy in managing DWS Gold & Precious Metals Fund during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the fund perform during the past year?

A: The fund's Class A shares returned 52.82% during the six-month period ended April 30, 2009. The fund's primary benchmark — Standard & Poor's 500® (S&P 500) Index — returned -8.53%, while its secondary benchmark, the S&P Citigroup Gold and Precious Metals Index, returned 53.66%.1 The average return of the funds in the fund's Lipper category, Gold Oriented Funds, was 53.52%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.)

Q: How did gold and gold-related equities perform during the period?

A: The six-month period was characterized by both a strong performance for gold and a robust recovery in gold-related equities, as the ongoing global financial crisis led to a sharp increase in demand for the "safe haven" represented by gold-related exchange-traded funds (ETFs).3 Investment demand for gold has been the key factor in prices, as investors have looked to gold as a "hard asset" hedge against economic risks and poor financial market performance. According to RBS research, ETF holdings of all four precious metals increased during the period, with the value of gold-, silver- and palladium-related ETFs reaching record highs in March. Further, Gold Fields Mineral Services (GFMS) — a leading consultant group that has been surveying the industry for over 40 years — reported that world investment demand rose 52% in 2008, offsetting lower demand for jewelry. At the same time, mine supply (the gold available to be extracted from existing mines) fell 3% year-over-year to 2,416 tons, a 12-year low. This imbalance of supply and demand has been a positive for gold prices.

With this as the backdrop, the price of gold rose from an opening level of $730/ounce to $989/ounce in mid-February, which placed it near its 2008 all-time high. From there, the gold price eased to $883 as the broader financial markets began to show signs of a recovery. Despite this late downturn, gold gained 20.86% for the period.

Gold-related equities benefited from both the strong performance of gold and the recovery in the broader equity markets that occurred during March and April. Many gold companies used the opportunity of improved market conditions to raise capital and strengthen their balance sheets, with over $5 billion raised across the sector during the past six months.

Q: How did the other precious metals perform?

A: Platinum and silver reached record levels in 2008 only to see dramatic price declines once the financial crisis spilled over into the broader global economy. Platinum and silver prices recovered somewhat during the period in conjunction with other commodities and the broader financial markets. However, the demand for both platinum and silver has a significant component of industrial usage that is now under pressure due to the global economic slowdown. While the platinum price started the period at $823/ounce and closed higher at $1,107, the outlook is capped by the collapse in global car and truck production, which accounts for approximately 50% of platinum demand. Silver closed the period at $12/ounce, up 25.58%.

Q: What elements of the fund's positioning helped and hurt performance?

A: As the recovery in precious metals equities took hold, large-capitalization gold companies recovered first, followed by smaller gold companies and then platinum stocks. In this environment, the fund benefited by significant positions in larger companies such as Newmont Mining Corp and AngloGold Ashanti Ltd.

Key contributors to performance were positions in the mid-cap gold producers Eldorado Gold Corp. and IAMGOLD Corp. Another strong performer was the Mexican silver producer Fresnillo PlC.* We bought the stock during the period based on what we believed was its oversold valuation, which helped the fund's performance given that the stock rose over 300% in the period. An underweight position in the platinum producer Lonmin PLC,* which underperformed, helped performance relative to the secondary benchmark.4

Although there was a broad recovery of junior companies during the period, we remained selective in our exposure in this area. Junior companies that delivered strong performance included Anatolia Minerals Development Ltd and Andean Resources Ltd.

On the negative side, a modest holding of cash and gold ETFs detracted from performance in a rising market. From an individual stock perspective, the fund's positionings in the gold stocks Agnico-Eagle Mines Ltd. and Sino Gold Mining Ltd. were detractions, as were positions in the platinum stocks Aquarius Platinum Ltd. and Impala Platinum Holdings Ltd. The junior stocks Sylvania Resources Ltd. and Great Basin Gold Ltd. also detracted from performance.

Q: What are your general thoughts on gold and precious metals?

A: Although gold sold off toward the end of the period, we believe the backdrop remains positive. Key positive factors include the continued strong investment demand and the risk of inflationary pressures — and currency debasement — resulting from global fiscal and monetary policies (particularly that of the United States). We believe governments' efforts to keep rates low and unfreeze the credit markets, along with the rising inflation that would typically accompany a sharp increase in the global money supply, should lead to increased demand for hard assets and commodities in general, and gold in particular. While there is some concern that deflation could negatively impact the gold price in the short term, the metal's strength in recent months suggests that investors are looking past this factor. Instead, it appears that the greater concern has been the longer-term inflationary impact of the efforts of both central banks and world governments to reinflate the global economy.

As is always the case in this market, risk remains a factor. Possible headwinds through the remainder of this year are an increased supply of gold scrap and a continued reduction in the demand for jewelry at a time of weak global growth. Additionally, the G20 nations, at their meeting on April 2, 2009, supported the International Monetary Fund's plan to sell 403 tons of gold. We expect this sale, if approved, would be an orderly process and not a disruptive overhang for the market. In fact, there is some expectation that countries with relatively low gold reserves — most notably, China and Russia — could be willing buyers. This theory gained support on April 24, when it was reported that China had quietly raised its gold reserves by three-quarters since 2003, increasing its holdings to 1,054 tons. This report helped confirm years of speculation that China had been buying gold.

We believe these factors — along with the fact that precious metals were one of the few asset classes to perform well during a time of stress in the global financial system — help makes the case for maintaining a position in gold and precious metals stocks as a hedge against volatility in the traditional asset classes.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The S&P/Citigroup Gold & Precious Metals Index is an unmanaged index that represents the precious metals' industry component of the S&P/Citigroup Global Equity family of indices, which include more than 7,000 companies in more than 50 countries.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Gold Oriented Funds category represents funds that invest primarily in shares of gold mines, gold-oriented finance houses, gold coins or bullions. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Asset Allocation (As a % of the Consolidated Investment Portfolio)	4/30/09	10/31/08

Common Stocks and Warrants	94%	85%
Cash Equivalents	4%	5%
Commodities	1%	—
Exchange-Traded Funds	1%	10%
	100%	100%
Quality Distribution (As a % of Common Stocks)	4/30/09	10/31/08

Group breakdown of the Fund's common stocks Group I: Premier producing companies	60%	62%
Group II: Major established producers	29%	20%
Group III: Junior producers with medium cost production	6%	11%
Group IV: Companies with some production on stream or in start-up	3%	4%
Group V: Primarily exploration companies with or without mineral resources	2%	3%
	100%	100%
Ten Largest Equity Holdings at April 30, 2009 (64.5% of Net Assets)

1. Newmont Mining Corp.	12.1%
2. Barrick Gold Corp.	10.1%
3. Goldcorp, Inc.	8.6%
4. Kinross Gold Corp.	8.2%
5. AngloGold Ashanti Ltd.	6.1%
6. Newcrest Mining Ltd.	4.3%
7. Lihir Gold Ltd.	4.1%
8. Agnico-Eagle Mines Ltd.	3.8%
9. Impala Platinum Holdings Ltd.	3.7%
10. Randgold Resources Ltd.	3.5%

Asset allocation, quality distribution and consolidated portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete Consolidated portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio
as of April 30, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks and Warrants 94.0%
Australia 10.8%
Andean Resources Ltd.*	2,113,453	2,483,728
Kingsgate Consolidated Ltd.*	1,365,925	5,980,676
Mineral Deposits Ltd.*	6,307,000	3,395,852
Newcrest Mining Ltd.	900,400	19,578,210
Regis Resources Ltd.*	5,400,200	1,588,048
Sino Gold Mining Ltd.*	3,246,883	12,847,969
St. Barbara Ltd.*	2,016,000	409,871
Sylvania Resources Ltd.*	3,823,200	2,746,958
(Cost $50,319,881)		49,031,312
Bermuda 0.8%
Aquarius Platinum Ltd. (a) (Cost $8,421,739)	984,996	3,730,651
Canada 47.5%
Agnico-Eagle Mines Ltd.	390,160	17,209,958
Alamos Gold, Inc.* (b)	243,900	1,579,301
Anatolia Minerals Development Ltd.*	1,676,200	3,610,018
Barrick Gold Corp.	1,582,064	45,806,010
Bear Creek Mining Corp.*	1,066,270	1,099,063
Eldorado Gold Corp.*	1,658,800	13,178,098
Exeter Resource Corp.* (c)	387,300	1,071,055
Franco-Nevada Corp.	150,500	3,202,208
Gammon Gold, Inc.*	627,600	4,170,676
Goldcorp, Inc.	1,424,965	39,125,409
Great Basin Gold Ltd.*	1,594,400	1,964,106
Guyana Goldfields, Inc.*	757,000	1,724,446
IAMGOLD Corp.	1,769,760	14,104,096
Kinross Gold Corp.	2,377,011	36,632,223
Kinross Gold Corp. (Warrants) Expiration Date 9/3/2013*	134,683	471,780
Red Back Mining, Inc.*	908,500	6,288,620
Romarco Minerals, Inc.* (d)	3,643,800	1,618,381
Sandstorm Resources, Inc.*	4,095,800	1,784,812
Silver Wheaton Corp.*	822,400	6,266,688
Yamana Gold, Inc.	1,809,898	14,314,824
(Cost $227,917,375)		215,221,772
China 1.7%
Zijin Mining Group Co., Ltd. "H" (Cost $6,442,876)	10,000,000	7,654,922
Papua New Guinea 4.2%
Lihir Gold Ltd.* (Cost $19,640,271)	8,743,027	18,787,835
Peru 1.0%
Compania de Minas Buenaventura SA (ADR) (Cost $4,309,030)	220,000	4,655,200
South Africa 12.4%
AngloGold Ashanti Ltd.	797,772	24,657,597
AngloGold Ashanti Ltd. (ADR)	103,276	3,180,901
Gold Fields Ltd.	727,300	7,570,649
Harmony Gold Mining Co., Ltd.*	432,700	4,033,660
Impala Platinum Holdings Ltd. (ADR)	863,450	16,621,412
(Cost $68,411,652)		56,064,219
United Kingdom 3.5%
Randgold Resources Ltd. (ADR) (Cost $12,274,558)	328,901	15,918,809
United States 12.1%
Newmont Mining Corp. (Cost $57,850,895)	1,367,200	55,016,128
Total Common Stocks and Warrants (Cost $455,588,277)		426,080,848

Exchange-Traded Fund 0.9%
United States
SPDR Gold Trust* (Cost $4,090,793)	45,000	3,927,150
	Troy Ounces	Value ($)

Commodities 1.0%
United States
Gold Bullion* (Cost $4,255,879)	5,171	4,593,040
	Shares	Value ($)

Cash Equivalents 3.8%
Cash Management QP Trust, 0.46% (e) (Cost $17,215,761)	17,215,761	17,215,761
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $481,150,710)+	99.7	451,816,799
Other Assets and Liabilities, Net	0.3	1,147,854
Net Assets	100.0	452,964,653
* Non-income producing security.
+ The cost for federal income tax purposes was $490,131,594. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $38,314,795. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $30,366,508 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $68,681,303.
(a) Security is listed in country of domicile. Significant business activities of company are in Africa.
(b) Security is listed in country of domicile. Significant business activities of company are in Mexico.
(c) Security is listed in country of domicile. Significant business activities of company are in Latin America.
(d) Security is listed in country of domicile. Significant business activities of company are in Mexico and the United States.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Consolidated Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 304,993,562
Level 2	146,823,237
Level 3	—
Total	$ 451,816,799

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $463,934,949)	$ 434,601,038
Investment in Cash Management QP Trust (cost $17,215,761)	17,215,761
Total investments in securities, at value (cost $481,150,710)	451,816,799
Foreign currency, at value (cost $712)	723
Receivable for Fund shares sold	2,340,791
Interest receivable	4,934
Dividends receivable	136,126
Other assets	60,408
Total assets	454,359,781
Liabilities
Payable for Fund shares redeemed	503,890
Accrued management fee	310,475
Other accrued expenses and payables	580,763
Total liabilities	1,395,128
Net assets, at value	$ 452,964,653
Net Assets Consist of
Distributions in excess of net investment income	(7,588,260)
Net unrealized appreciation (depreciation) on: Investments	(29,333,911)
Foreign currency	237
Accumulated net realized gain (loss)	(53,354,878)
Paid-in capital	543,241,465
Net assets, at value	$ 452,964,653

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($127,301,373 ÷ 9,248,914 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 13.76
Maximum offering price per share (100 ÷ 94.25 of $13.76)	$ 14.60

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($26,917,904 ÷ 1,993,897 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 13.50

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($61,649,505 ÷ 4,576,580 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 13.47
Class S Net Asset Value, offering and redemption price(a) per share ($219,331,006 ÷ 15,886,716 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 13.81
Institutional Class Net Asset Value, offering and redemption price(a) per share ($17,764,865 ÷ 1,284,592 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 13.83
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $142,643)	$ 1,254,668
Interest — Cash Management QP Trust	72,392
Interest	216
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,691
Total Income	1,344,967
Expenses: Management fee	1,797,593
Distribution and service fees	566,536
Services to shareholders	487,934
Administration fee	215,312
Reports to shareholders	53,958
Professional fees	149,348
Custodian fee	44,435
Registration fees	67,494
Directors' fees and expenses	6,030
Other	35,564
Total expenses, before expense reductions	3,424,204
Expense reductions	(302,715)
Total expenses, after expense reductions	3,121,489
Net investment income (loss)	(1,776,522)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(50,291,832)
Foreign currency	90,859
(50,200,973)
Net unrealized appreciation (depreciation) on: Investments	216,896,023
Foreign currency	31,600
216,927,623
Net gain (loss)	166,726,650
Net increase (decrease) in net assets resulting from operations	$ 164,950,128

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ (1,776,522)	$ (3,750,248)
Net realized gain (loss)	(50,200,973)	31,679,473
Change in net unrealized appreciation (depreciation)	216,927,623	(527,704,884)
Net increase (decrease) in net assets resulting from operations	164,950,128	(499,775,659)
Distributions to shareholders: From net investment income: Class A	—	(7,895,800)
Class B	—	(1,475,503)
Class C	—	(3,178,637)
Class S	—	(13,721,629)
Net realized gains: Class A	(5,267,404)	(29,598,050)
Class B	(1,148,829)	(7,011,568)
Class C	(2,594,231)	(14,925,990)
Class S	(9,021,470)	(48,376,823)
Institutional Class	(846,290)	—
Total distributions	(18,878,224)	(126,184,000)
Fund share transactions: Proceeds from shares sold	66,333,807	289,623,918
Reinvestment of distributions	17,073,697	113,538,399
Cost of shares redeemed	(98,006,650)	(301,092,573)
Redemption fees	16,938	82,501
Net increase (decrease) in net assets from Fund share transactions	(14,582,208)	102,152,245
Increase (decrease) in net assets	131,489,696	(523,807,414)
Net assets at beginning of period	321,474,957	845,282,371
Net assets at end of period (including distributions in excess of net investment income of $7,588,260 and $5,811,738, respectively)	$ 452,964,653	$ 321,474,957

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.42	$ 28.08	$ 23.21	$ 16.97	$ 19.53	$ 20.66
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.10)	(.08)	(.12)[e]	(.17)	(.25)
Net realized and unrealized gain (loss)	4.96	(14.39)	9.19	7.75	(.73)	.37
Total from investment operations	4.91	(14.49)	9.11	7.63	(.90)	.12
Less distributions from: Net investment income	—	(.88)	(.26)	(.30)	—	(1.25)
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)	—
Total distributions	(.57)	(4.17)	(4.24)	(1.39)	(1.66)	(1.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.76	$ 9.42	$ 28.08	$ 23.21	$ 16.97	$ 19.53
Total Return (%)[c]	52.82d**	(59.67)[d,f]	46.68	46.79[e]	(4.62)	.48[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	93	252	191	133	146
Ratio of expenses before expense reductions (%)	1.65*	1.45	1.49	1.55	1.62	1.72
Ratio of expenses after expense reductions (%)	1.44*	1.44	1.49	1.55	1.62	1.62
Ratio of net investment income (loss) (%)	(.81)*	(.48)	(.39)	(.53)[e]	(.99)	(1.34)
Portfolio turnover rate (%)	50**	79	52	69	53	76
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of and administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (59.75)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 27.70	$ 22.91	$ 16.77	$ 19.45	$ 20.55
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.26)	(.24)	(.29)[e]	(.29)	(.39)
Net realized and unrealized gain (loss)	4.89	(14.18)	9.08	7.68	(.73)	.36
Total from investment operations	4.79	(14.44)	8.84	7.39	(1.02)	(.03)
Less distributions from: Net investment income	—	(.69)	(.07)	(.16)	—	(1.07)
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)	—
Total distributions	(.57)	(3.98)	(4.05)	(1.25)	(1.66)	(1.07)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.50	$ 9.28	$ 27.70	$ 22.91	$ 16.77	$ 19.45
Total Return (%)[c]	52.30d**	(59.97)[d,f]	45.53	45.67[d,e]	(5.30)[d]	(.26)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	19	60	46	32	32
Ratio of expenses before expense reductions (%)	2.42*	2.20	2.24	2.34	2.41	2.53
Ratio of expenses after expense reductions (%)	2.19*	2.19	2.24	2.33	2.36	2.36
Ratio of net investment income (loss) (%)	(1.56)*	(1.23)	(1.14)	(1.31)[e]	(1.73)	(2.08)
Portfolio turnover rate (%)	50**	79	52	69	53	76
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (60.05)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.26	$ 27.66	$ 22.88	$ 16.75	$ 19.42	$ 20.53
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.25)	(.24)	(.28)[e]	(.28)	(.38)
Net realized and unrealized gain (loss)	4.88	(14.16)	9.08	7.66	(.73)	.35
Total from investment operations	4.78	(14.41)	8.84	7.38	(1.01)	(.03)
Less distributions from: Net investment income	—	(.70)	(.08)	(.16)	—	(1.08)
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)	—
Total distributions	(.57)	(3.99)	(4.06)	(1.25)	(1.66)	(1.08)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.47	$ 9.26	$ 27.66	$ 22.88	$ 16.75	$ 19.42
Total Return (%)[c]	52.30d**	(59.96)[d,f]	45.57	45.71[e]	(5.26)	(.25)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	44	130	100	76	84
Ratio of expenses before expense reductions (%)	2.34*	2.17	2.20	2.29	2.33	2.48
Ratio of expenses after expense reductions (%)	2.19*	2.17	2.20	2.29	2.33	2.48
Ratio of net investment income (loss) (%)	(1.56)*	(1.21)	(1.10)	(1.27)[e]	(1.70)	(2.07)
Portfolio turnover rate (%)	50**	79	52	69	53	76
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (60.04)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 28.13	$ 23.26	$ 17.01	$ 19.52	$ 20.65
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.05)	(.04)	(.06)[d]	(.13)	(.20)
Net realized and unrealized gain (loss)	4.98	(14.42)	9.21	7.76	(.72)	.36
Total from investment operations	4.94	(14.47)	9.17	7.70	(.85)	.16
Less distributions from: Net investment income	—	(.93)	(.32)	(.36)	—	(1.29)
Net realized gains	(.57)	(3.29)	(3.98)	(1.09)	(1.66)	—
Total distributions	(.57)	(4.22)	(4.30)	(1.45)	(1.66)	(1.29)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.81	$ 9.44	$ 28.13	$ 23.26	$ 17.01	$ 19.52
Total Return (%)	53.03c**	(59.56)[c,e]	47.01	47.12[d]	(4.34)	.70[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	149	403	303	215	240
Ratio of expenses before expense reductions (%)	1.28*	1.22	1.26	1.29	1.37	1.47
Ratio of expenses after expense reductions (%)	1.19*	1.20	1.26	1.29	1.37	1.33
Ratio of net investment income (loss) (%)	(.56)*	(.24)	(.16)	(.27)[d]	(.74)	(1.05)
Portfolio turnover rate (%)	50**	79	52	69	53	76
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.04% lower.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (59.64)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2009[a]	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.45	$ 26.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.08
Net realized and unrealized gain (loss)	4.98	(17.02)
Total from investment operations	4.95	(16.94)
Less distributions from: Net realized gains	(.57)	—
Redemption fees	.00***	.00***
Net asset value, end of period	$ 13.83	$ 9.45
Total Return (%)	53.08**	(64.19)d,e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	15
Ratio of expenses (%)	1.12*	1.08*
Ratio of net investment income (loss) (%)	(.49)*	.63*
Portfolio turnover rate (%)	50**	79
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from March 3, 2008 (commencement of sales of Institutional Class shares) to October 31, 2008.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as a result of certain operation errors during the period. Excluding this reimbursement, total return would have been (64.27)%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Consolidated Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Gold & Precious Metals Fund (the "Fund") is a non-diversified series of DWS Mutual Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund intends to gain exposure to the commodities markets by investing a portion of its assets in a wholly owned subsidiary, DWS Cayman Precious Metals Fund, organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps, futures and exchange traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. As of April 30, 2009, the Fund held $4,316,104 in the Subsidiary, representing 1.0% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the accounts of the Fund and the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities, exchange traded funds ("ETFs") and commodities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security, ETF or commodity is traded most extensively. Securities, ETFs and commodities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $213,479,938 and $257,444,481, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to May 4, 2009, Deutsche Investments Australia Limited ("DIAL"), an affiliate of the Advisor, served as subadvisor for the Fund. The Advisor compensated DIAL out of the management fee it received from the Fund.

The Fund's board has approved the termination of DIAL as the Fund's subadvisor, and has approved an interim sub-advisory agreement between DIMA and its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), effective May 4, 2009. The interim agreement will remain effective for up to 150 days.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.835%
Over $500 million of such net assets	.785%

Accordingly, for the six months ended April 30, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.835% of the Fund's average daily net assets.

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.44%
Class B	2.19%
Class C	2.19%
Class S	1.19%
Institutional Class	1.19%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $215,312, of which $37,949 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 144,517	130,856	$ —
Class B	32,034	30,535	—
Class C	48,583	45,761	—
Class S	144,489	95,563	48,926
Institutional Class	85	—	85
	$ 369,708	$ 302,715	49,011

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 96,031	$ 15,897
Class C	220,791	36,708
	$ 316,822	$ 52,605

In addition DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 145,068	$ 46,219.24%
Class B	31,606	8,537.25%
Class C	73,040	17,254.25%
	$ 249,714	$ 72,010

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009, aggregated $150,590.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $29,341 and $13,006, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $306 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $15,704, of which $2,967 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets and Gold and Precious Metals Securities

Investing in gold and precious metal stocks may involve special risks and considerations, including volatility of gold and precious metal prices, not typically associated with investing in a wider diversification of industries. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,748,824	$ 22,862,483	4,195,265	$ 87,938,042
Class B	193,092	2,481,502	467,387	9,890,301
Class C	562,191	7,105,897	1,150,042	23,638,889
Class S	2,125,623	27,528,605	5,970,915	130,165,546
Institutional Class	542,181	6,355,320	1,730,115*	37,991,140*
		$ 66,333,807		$ 289,623,918
Shares issued to shareholders in reinvestment of distributions
Class A	373,829	$ 4,728,948	1,635,271	$ 33,523,049
Class B	78,922	981,786	368,260	7,483,046
Class C	179,314	2,227,074	752,981	15,270,458
Class S	652,756	8,289,599	2,794,418	57,261,846
Institutional Class	66,637	846,290	—	—
		$ 17,073,697		$ 113,538,399
Shares redeemed
Class A	(2,787,706)	$ (35,002,537)	(4,885,210)	$ (95,828,974)
Class B	(360,747)	(4,470,524)	(917,292)	(18,704,974)
Class C	(965,697)	(12,160,013)	(1,813,934)	(36,721,931)
Class S	(2,691,369)	(35,107,957)	(7,299,616)	(147,278,418)
Institutional Class	(920,347)	(11,265,619)	(133,994)*	(2,558,276)*
		$ (98,006,650)		$ (301,092,573)
Redemption fees		$ 16,938		$ 82,501
Net increase (decrease)
Class A	(665,053)	$ (7,405,132)	945,326	$ 25,666,634
Class B	(88,733)	(1,004,187)	(81,645)	(1,327,281)
Class C	(224,192)	(2,826,636)	89,089	2,198,771
Class S	87,010	717,756	1,465,717	40,181,257
Institutional Class	(311,529)	(4,064,009)	1,596,121*	35,432,864*
		$ (14,582,208)		$ 102,152,245
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGDAX	SGDBX	SDGCX	SCGDX	SCGIX
CUSIP Number	23337E 105	23337E 204	23337E 303	23337E 501	23337E 600
Fund Number	419	619	719	2019	1419

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009